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                                                                    EXHIBIT 10.7




                               QK HEALTHCARE, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

         THIS AGREEMENT made as of the_________day of _____________, 1999 by and between QK HEALTHCARE, INC., a Delaware corporation (the "Corporation") and ______________________ (the "Optionee")

                                   WITNESSETH:

       WHEREAS, the Optionee is a ____________ to the Corporation and the Corporation desires to afford the Optionee the opportunity to acquire, or enlarge, his or her stock ownership in the Corporation so that the Optionee may have a direct proprietary interest in the Corporation's success; and

       NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

       1. Grant of Stock Option. Pursuant to the provisions of the QK Healthcare, Inc. 2000 Stock Option Plan (the "Plan"), the Corporation hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions set forth herein, a non-qualified stock option entitling the Optionee, during the period set forth in Article 2 of this Agreement, to purchase from the Corporation up to, but not exceeding in the aggregate, ______ shares of the Corporation's Common Stock, $.001 par value (the "Option Shares"), at a price per share of $_____ (the "Option"). The Option hereby granted shall expire 30 days after delivery of this Agreement to the Employee unless the employee signs and returns this Agreement to the Corporation within such 30 days. The Option is granted effective as of the date hereof (the "Date of Option Grant"). Unless otherwise defined herein, capitalized terms used herein shall have the same meaning as provided in the Plan.
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         2. Term of the Option. The Option shall terminate in accordance with the provisions of Section 8 below.

         3. Exercise of the Option.

         (a) Right to Exercise. Subject to the other terms of this Agreement regarding the exercisability of this option, the Option shall be immediately vested and fully exercisable upon execution of this Agreement.

         (b) Method of Exercise. The Option may be exercised only by written notice to the Corporation in the form attached hereto as Exhibit A, signed by the Optionee and delivered in person or by certified or registered mail, return receipt requested, to the President of the Corporation, or other authorized representative of the Corporation, prior to the termination of the Option as set forth in paragraph 2 above, accompanied by full payment of the exercise price for the number of Option Shares being purchased in a form permitted under the terms of the Plan.

         (c) Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Corporation, the Optionee shall make adequate provision for the federal and state tax withholding obligations of the Corporation, if any, which arise in connection with the Option, including, without limitation, obligations arising upon: (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any Option Shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or
(iv) the lapsing of any restriction with respect to any Option Shares acquired on exercise of the Option.

         4. Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the Option Shares upon exercise of the Option shall be subject to


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compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of Option Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulation. In addition, the Option may not be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, and any applicable state "Blue Sky" laws shall at the time of exercise of the Option be in effect with respect to the Option Shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Corporation, the Option Shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from such registration requirements. As a condition to exercise of the Option, the Optionee shall satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto, as requested by the Corporation.

         5. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as set forth in the Plan.

         6. Non-Transferability of the Option Shares.

         (a) Option Shares received upon exercise of this Option in whole or part shall not be transferred within 39 months from the date of this Agreement, except as provided herein and in Section 6(b) and Section 6(c) below. Notwithstanding the preceding sentence, the Optionee may sell up to 10% of the total number of the Option Shares granted to the Optionee pursuant to this


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Option during each fiscal quarter beginning with the 24th month after the date of this Agreement. The provisions of this Section 6(a) shall survive any termination of this Agreement.

         (b) If, during the term of this Agreement: (i) the Optionee dies, (ii) the Optionee becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code), (iii) the Optionee is terminated without Cause or (iv) there is a Change of Control, the restrictions on resale of the Option Shares set forth in Section 6(a) above shall terminate as of the date of the applicable event.


         (c) Notwithstanding Section 6(a) above, in the event the Corporation files a Registration Statement on Form S-3 or any successor or similar short-form registration statement with respect to shares of Common Stock owned by the Glenn Nussdorf Trust, the Stephen Nussdorf Trust and the Arlene Nussdorf Trust (the "Selling Shareholders"), the Optionee shall have the right to sell the same percentage of the Optionee's Option Shares as the Selling Shareholders are selling of their shares of Common Stock pursuant to such registration statement. The Corporation shall pay all registration expenses incurred in a filing a Registration Statement on Form S-3 except underwriting discounts and commissions and expenses of Optionee's legal counsel.


         (d) Notwithstanding Section 6(a) above, if the Corporation files a Registration Statement on Form S-3 or any other similar short-form registration statement with respect to shares of Common Stock to be sold by the Corporation within 36 months of the Corporation's initial public offering, the Optionee shall have the right to sell up to 25% of the Optionee's aggregate initial Option Shares pursuant to the registration statement. This right shall be limited to the extent that the managing underwriter determines that the inclusion of such additional shares will interfere with the orderly sale of the underwritten Common Stock at a price range acceptable to the Corporation. The Corporation shall pay all registration expenses incurred in filing a Registration Statement on Form S-3 except underwriting discounts and commissions and the expenses of Optionee's legal counsel.

       7. Assumption of Options. Subject to the provisions of Section 8, upon consolidation of the Corporation into a new entity, or merger, acquisition, or reorganization of the Corporation into or with one or more other corporations, the surviving, resulting or acquiring corporation, as the case may be, or a parent or subsidiary corporation of such corporation, may (but shall not be obligated to) substitute a new Option for this Option, or may (but shall not be obligated to) assume this Option, if:

       (a) the Optionee is then retained as an employee/consultant by such surviving, resulting or acquiring corporation, or a parent or subsidiary corporation of such corporation;



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         (b) the excess of the aggregate Fair Market Value of the shares subject to the Option immediately after the substitution or assumption over the aggregate Option price of such shares does not exceed the excess of the aggregate Fair Market Value of the Option Shares immediately before such substitution or assumption over the aggregate purchase price of the Option Shares; and


       (c) the new option or the assumption of this Option does not give the Employee additional benefits that the Employee did not have under this Option, as determined in accordance with Section 424(a) of the Internal Revenue Code


       8. Termination. This Agreement (other than Sections 5, 6(a) and 17), the Option, and all of the rights hereunder shall terminate upon the first to occur of the following events:


       (a) Immediately upon: (i) termination of the Optionee's employment for Cause by the Corporation or (ii) termination of the Optionee's consulting agreement for Cause by the Corporation.

       (b) Thirty-six months after the Optionee's termination by the Corporation without Cause of employment with the Corporation or with a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Section 7 of this Agreement applies;


       (c) Thirty six months after (i) the Optionee voluntarily terminates his or her employment with the Corporation or (ii) the Optionee voluntarily terminates his or her consulting agreement with the Corporation;



       (d) Thirty-six months after: (i) the retirement of the Optionee; (ii) the termination of employment with the Corporation on account of


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disability (within the meaning of Section 22(e)(3) of the Internal Revenue
Code), or with a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Section 7 of this Agreement applies; or (iii) the death of the Optionee while an employee of the Corporation; or



       (e) Ten years after the date of this Agreement.


       9. Change of Control

       (a) In the event of a Change in Control, the Option will be exercisable for a period of 30 days or such longer or shorter period as the Board may prescribe immediately prior to such scheduled consummation of such Change of Control, provided, however, that any such exercise of options during the notice period shall be (i) conditioned upon the consummation of the Change of Control and (ii) effective only immediately before the consummation of such Change of Control. Upon consummation of a Change of Control, the Plan and all outstanding options shall terminate.

       (b) Notwithstanding Section 9(a), to the extent a provision is made in writing in connection with such Change of Control for the continuation of the Plan and assumption of the Options granted under the Plan or for the substitution for such Options of new options covering the stock of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices pursuant to Section 7 above, then the Plan and Options theretofore granted shall continue in the manner and under the terms so provided, and the acceleration and termination provisions set forth in Section 9(a) shall be of no effect.



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         10. Adjustment of Shares. The Option Shares are shares of the Common
Stock as constituted on the date of this Agreement. Except to the extent such a change would cause compensation payable to the Optionee to fail to satisfy
Section 162 of the Internal Revenue Code of 1986, as amended, if the Corporation shall effect a subdivision, consolidation or reclassification of shares or other capital readjustment or recapitalization, the payment of a stock dividend or other increase or reduction in the number of shares of Common Stock outstanding without receiving compensation therefor in money, services or property, then the number, class and per share price of the Option Shares shall be appropriately adjusted in such a manner as to entitle the Optionee, upon exercise of the Option to receive the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring adjustment. Any adjustment so made shall be final and binding on the Optionee.

         11. Rights as a Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in
Section 10 above.

         12. Binding Effect. This Option Agreement shall inure to the benefit of the successors and assigns of the Corporation and be binding upon the Optionee and the Optionee's heirs, executors, administrators, successors and assigns.

         13. Termination or Amendment. The Board may terminate or amend the Plan and may amend this Option at any time, provided, however, that no such termination or amendment


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may adversely affect the Option or any unexercised portion thereof without the consent of the Optionee unless such amendment is required to enable the Option to qualify as an incentive stock option.

         14. Integrated Agreement. This Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Corporation with respect to the subject matter contained herein and therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Corporation other than those as set forth or provided for herein and therein. To the extent contemplated herein and therein, the provisions of the Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

         15. Applicable Law. This Option Agreement shall be governed by the laws of the State of New York.

         16. Subject to Plan. Except as may be specifically set forth herein, the rights of the Optionee are subject to all of the terms and conditions of the Plan, the provisions of which are hereby incorporated by reference herein. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to by bound by all terms and provisions thereof and further agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement or the Plan.

         17. Non-Competition Agreement.

         (a) The Optionee shall not, during the period of the Optionee's employment or consulting arrangement by or with the Corporation, and for a period of six months immediately


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following the termination of the Optionee's employment or consulting arrangement for any reason whatsoever other than the termination by Corporation without Cause, directly or indirectly, for the Optionee or on behalf of or in conjunction with any other person, persons, corporation, partnership, corporation or business of whatever nature:

       (i) engage, as an officer, director, stockholder, owner, partner, joint venturer, or in a managerial, consulting or advisory capacity, whether as an employee, independent contractor, consultant or advisor, or as a sales representative, in any business which offers any services or products in direct competition with the Corporation within the United States of America ("USA");

       (ii) call upon any person who is, at that time, within the USA, an employee of the Corporation in a managerial capacity for the purpose or with the intent of enticing such employee away from or out of the employ of the Corporation;

       (iii) call upon any person or entity which is, at that time, or which has been, within one (1) year prior to that time, a client of the Corporation within the USA for the purpose of soliciting or selling products or services in direct competition with the Corporation within the USA; or

       (iv) induce or attempt to induce any person known by the Optionee to be a customer, supplier, or business relation of the Corporation to cease doing business with the Corporation or in any way interfere with the relationship between the Corporation and any person known by the Optionee to be a customer, supplier, licensee, or business relation of the Corporation.

       (b) Because of the difficulty of measuring economic losses to the Corporation as a result of a breach of the foregoing covenants, and because of the immediate and irreparable


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damage that could be caused to the Corporation for which the Corporation would have no other adequate remedy, the Optionee agrees that the foregoing covenants may be enforced by the Corporation in the event of breach by the Optionee, by injunctions and restraining orders.

       (c) The covenants in this Section 17 are severable and separate, and the unenforceability of any specific covenant shall not affect the provisions of any other covenant. Moreover, in the event any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth are unreasonable, then it is the intention of the parties that such restrictions be enforced to the fullest extent which the court deems reasonable, and this Agreement shall thereby be reformed.

       (d) The Optionee acknowledges that the covenants in this Section 17: (i) are agreed to by the Optionee as an inducement for and in consideration of the Corporation's entering into this Agreement; and (ii) contain limitations as to time, geographic area and scope of activity to be restrained that are reasonable and do not impose a greater restraint than is necessary to protect the goodwill or other business interests of Corporation.

       (e) The Optionee agrees that all of the covenants in this Section 17 shall be construed as an agreement independent of any other provision in this Agreement, that the Corporation shall be the beneficiary of and have the right to enforce such covenants, and that the existence of any claim or cause of action of the Optionee against the Corporation, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Corporation of such covenants. It is specifically agreed that the period of six months following termination of the Optionee's employment or consulting arrangement stated at the beginning of this Section 17, during which the agreements and covenants of the Optionee made in this Section 17 shall be


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effective, shall be computed by excluding from such computation any time during which the Optionee is in violation of any provision of this Section 17.




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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        QK HEALTHCARE, INC.

                                        By:_____________________________________
                                        Name:

                                        Title:

                                        OPTIONEE

                                        _______________________________________

                                        Address:_______________________________

                                        S.S. No._______________________________




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                               QK HEALTHCARE, INC.

                                    EXHIBIT A

                                Form of Exercise

         The undersigned, pursuant to the QK Healthcare, Inc. 2000 Stock Option Plan (the "Plan") and pursuant to a Non-Qualified Stock Option Agreement dated_______________, 2000, hereby agrees to purchase from the QK Healthcare, Inc.(the "Corporation") __________ shares of Common Stock, par value $.001 per share ("Common Stock"), at a purchase price of $_____ per share.


OPTIONEE:____________________________________________________________
           First                   Middle                   Last

         (Print name exactly as it will appear on your stock certificate.)

Social Security Number:____________________________________________________

Address:___________________________________________________________________

___________________________________________________________________________

         The undersigned has delivered the following consideration to the Corporation in exchange for Common Stock:

         (1) $___________ in cash or by certified or cashier's check; and/or

         (2) __________ shares of the Corporation's Common Stock, having a fair market value equal in amount to the exercise price of the options being exercised.

                                        OPTIONEE

                                        By:_____________________________________

Date:____________________